UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2006
DEX MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131626 (Commission File Number)	20-4059762 (IRS Employer Identification No.)

1001 Winstead Drive, Cary NC (Address of principal executive offices)	27513 (Zip Code)
Registrant’s telephone number,
including area code: (919) 297-1600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement and
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Dex Media West
     Dex Media, Inc. (the “Company”), Dex Media West, Inc. (“DMWI”) and Dex Media West LLC (“Dex West”) entered into the First Amendment, dated as of April 24, 2006 (the “West Amendment”), to the Credit Agreement, dated as of September 9, 2003, as amended and restated as of January 31, 2006 (as amended, the “West Credit Agreement”), among the Company, DMWI, Dex West, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto.
     Among other things, the West Amendment has the effect of reducing the applicable interest rates on the outstanding tranche B term loans by refinancing such loans with new tranche B-2 term loans. The West Amendment maintains the applicable interest rates on the tranche A term loans, the tranche B-1 term loans and the revolving portion of the West Credit Agreement (the “West Revolver”). After giving effect to the West Amendment, the interest rates applicable to the loans are, at the option of Dex West, the Eurodollar rate or base rate plus the following applicable margins:

		Base	Initial Amount of
	Eurodollar Loans	Rate Loans	Facility/Commitment
West Revolver	1.25%	0.25%	$100.0 million

Tranche A Term Loans	1.25%	0.25%	$960.0 million

Tranche B-1 Term Loans	1.50%	0.50%	$503.0 million

Tranche B-2 Term Loans	1.50%	0.50%	$834.3 million
     After giving effect to the West Amendment, the West Credit Agreement continues to contain usual and customary affirmative and negative covenants that, among other things, restrict (i) the incurrence of additional indebtedness; (ii) the payment of dividends and repurchases of capital stock; (iii) mergers, consolidations, acquisitions, asset dispositions and sale-leaseback transactions; (iv) investments, loans and advances; and (v) transactions with affiliates. After giving effect to the West Amendment, the West Credit Agreement continues to contain the following financial covenants: (i) minimum interest coverage ratio; (ii) maximum leverage ratio; and (iii) maximum senior secured leverage ratio (each as defined in the West Credit Agreement). The loans under the West Credit Agreement are subject to acceleration upon the occurrence of customary events of default.
     The term loans continue to require quarterly principal payments. Interest is generally payable on the loans quarterly in arrears or the last day of the applicable interest period, as applicable. The West Revolver and the tranche A term loans mature in September 2009 and the tranche B-1 term loans and the tranche B-2 term loans mature in March 2010.
     In connection with the West Amendment, each of the Company, DMWI, Dex West and Dex Media West Finance Co. reaffirmed pursuant to the Reaffirmation Agreement, dated as of April 24, 2006

(the “West Reaffirmation”), its obligations under the loan documents and affiliate subordination agreement to which it is a party.
Dex Media East
     The Company, Dex Media East, Inc. (“DMEI”) and Dex Media East LLC (“Dex East”) entered into the First Amendment, dated as of April 24, 2006 (as amended, the “East Amendment”), to the Credit Agreement dated as of November 8, 2002, as amended and restated as of January 31, 2006 (the “East Credit Agreement”), among the Company, DMEI, Dex East, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto.
     Among other things, the East Amendment has the effect of reducing the applicable interest rates on the outstanding tranche B term loans by refinancing such loans with new tranche B term loans. The East Amendment maintains the applicable interest rates on the tranche A term loans and the revolving portion of the East Credit Agreement (the “East Revolver”). After giving effect to the East Amendment, the interest rates applicable to the loans are, at the option of Dex East, the Eurodollar rate or base rate plus the following applicable margins:

	Eurodollar Loans	Base Rate Loans	Amount of Facility
East Revolver	1.25%	0.25%	$100.0 million

Tranche A Term Loans	1.25%	0.25%	$690.0 million

New Tranche B Term Loans	1.50%	0.50%	$429.0 million
     After giving effect to the East Amendment, the East Credit Agreement continues to contain usual and customary affirmative and negative covenants that, among other things, restrict (i) the incurrence of additional indebtedness; (ii) the payment of dividends and repurchases of capital stock; (iii) mergers, consolidations, acquisitions, asset dispositions and sale-leaseback transactions; (iv) investments, loans and advances; and (v) transactions with affiliates. After giving effect to the East Amendment, the East Credit Agreement continues to contain the following financial covenants: (i) minimum interest coverage ratio; (ii) maximum leverage ratio; and (iii) maximum senior secured leverage ratio (each as defined in the East Credit Agreement). The loans under the East Credit Agreement are subject to acceleration upon the occurrence of customary events of default.
     The term loans continue to require quarterly principal payments. Interest is generally payable on the loans quarterly in arrears or the last day of the applicable interest period, as applicable. The East Revolver and the tranche A term loans mature in November 2008 and the tranche B term loans mature in May 2009.
     In connection with the East Amendment, each of the Company, DMEI, Dex East, Dex Media East Finance Co. and Dex Media International, Inc. reaffirmed pursuant to the Reaffirmation Agreement, dated as of April 24, 2006 (the “East Reaffirmation”), its obligations under the loan documents and affiliate subordination agreement to which it is a party.

     The West Amendment, the West Reaffirmation, the East Amendment and the East Reaffirmation are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K. The foregoing descriptions of the West Amendment, the West Reaffirmation, the East Amendment and the East Reaffirmation are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference thereto.
     Certain of the lenders and agents and their affiliates have engaged in transactions with and performed commercial and investment banking, financial advisory and/or lending services for the Company and its affiliates from time to time for which they have received customary compensation, and may do so in the future.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	First Amendment, dated as of April 24, 2006, to the Credit Agreement, dated as of September 9, 2003, as amended and restated as of January 31, 2006, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto.

10.2	Reaffirmation Agreement, dated as of April 24, 2006, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, Dex Media West Finance Co. and JPMorgan Chase Bank, N.A., as collateral agent.

10.3	First Amendment, dated as of April 24, 2006, to the Credit Agreement, dated as of November 8, 2002, as amended and restated as of January 31, 2006, among Dex Media, Inc., Dex Media East, Inc., Dex Media East LLC, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto.

10.4	Reaffirmation Agreement, dated as of April 24, 2006, among Dex Media, Inc., Dex Media East, Inc., Dex Media East LLC, Dex Media East Finance Co., Dex Media International, Inc. and JPMorgan Chase Bank, N.A., as collateral agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEX MEDIA, INC.

By:	/s/ Robert J. Bush

Name: Robert J. Bush
Title: Vice President and Secretary
Date: April 28, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	First Amendment, dated as of April 24, 2006, to the Credit Agreement, dated as of September 9, 2003, as amended and restated as of January 31, 2006, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto.

10.2	Reaffirmation Agreement, dated as of April 24, 2006, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, Dex Media West Finance Co. and JPMorgan Chase Bank, N.A., as collateral agent.

10.3	First Amendment, dated as of April 24, 2006, to the Credit Agreement, dated as of November 8, 2002, as amended and restated as of January 31, 2006, among Dex Media, Inc., Dex Media East, Inc., Dex Media East LLC, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto.

10.4	Reaffirmation Agreement, dated as of April 24, 2006, among Dex Media, Inc., Dex Media East, Inc., Dex Media East LLC, Dex Media East Finance Co., Dex Media International, Inc. and JPMorgan Chase Bank, N.A., as collateral agent.